UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 18, 2013

Sara Creek Gold Corp.
(Exact name of registrant as specified in its charter)

Nevada	98-0511130
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

7582 Las Vegas Boulevard South #247 Las Vegas, Nevada	89123
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 664-1246

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On July 18, 2013, Sara Creek Gold Corp. (the “Company”) entered into an Assignment of Working Interest (the “Assignment”) with Ryan Bateman, whereby the Company acquired the rights to a 2% working interest in the DF#15 well in the Sawtelle Field (the “Well”) effective as of June 30, 2013. The Well produces oil and is currently drilled pursuant to the oil and gas lease held by Breitburn Energy Company LLP.  The Company shall issue an aggregate of 2,500,000 shares of Company common stock to Mr. Bateman as the purchase price for the Assignment, payable as 500,000 shares within two weeks of July 18, 2013 and 2,000,000 shares on January 1, 2014. A copy of the Assignment is attached hereto as Exhibit 10.

Item 2.01. Completion of Acquisition of Assets

As stated above in Item 1.01, on July 18, 2013 the Company acquired the Assignment. As the acquisition of the Assignment has cause the Company to cease being a “shell company” (see Item 5.06 below), pursuant to Item 2.01(f), the following is information required on Form 10 registration statement:

Item 1. Business. See Item 1.01 above, and Item 1 of the Company’s Annual Report on Form 10-K for the year ended August 31, 2012 (the “10-K”).  The Company’s business is the acquisition, exploration, and development of gold, mineral resource, and oil and gas properties and rights.

Item 1A. Risk Factors. Not required for smaller reporting companies.

Item 2. Financial Information. See Item 7 of the 10-K, and Item 2 of the Company’s Quarterly Reports on Form 10-Q for the quarters ended November 30, 2012, February 28, 2013 and May 31, 2013 (collectively the “10-Q’s”).

Item 3. Properties. See Item 2 of the 10-K.

Item 4. Security Ownership of Certain Beneficial Owners and Management.

The following table sets forth certain information as of July 22, 2013 by (i) all persons who are known to the Company to beneficially own more than 5% of the outstanding shares of the Company’s Common Stock, and (ii) by each director, director nominee, and executive officer and (iii) by all executive officers and directors as a group:

Title of class	Name and address of beneficial owner	Amount of beneficial ownership (1)	Percent of class*
Common	Oliver Lindsay 319 West Bay Road Georgetown, Grand Cayman KY1 1204	1,125,000 (2)	9.40%
Common	David Sidders 1501-1228 Marinaside Cres Vancouver, BC V6Z 2W4	1,047,288 (3)	8.75%
Common	Lander Services, Inc. (4) Calle Elvira Mendez No. 10 Penthouse Panama	838,489	7.00%
Common	Lindiford Assets Corp. (5) Calle Elvira Mendez No. 10 Penthouse Panama	838,489	7.00%
Common	Kristian Andresen 10 Market St #328 Camana Bay, GC, Cayman Islands, KY1-9006	822,288 (6)	6.87%
Common	John Wood 6533 Octave Avenue Las Vegas, NV 89139	600,000	5.01%
Common	All Officers and Directors (1 person)	822,288	6.87%

(1) As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). In   addition, for purposes of this table, a person is deemed, as of any date, to have "beneficial ownership" of any security that such person has the right to acquire within 60 days after such date.

(2) Includes 800,000 shares of Company common stock owned by Lindsay Capital Corp., an entity for which Mr. Lindsay is the control person, and 325,000 shares of Company common stock owned by Xeitel Capital Management, Inc. and attributed to Mr. Lindsay due to his 50% ownership of Xeitel.

(3) Includes 325,000 shares of Company common stock owned by Xeitel Capital Management, Inc. and attributed to Mr. Sidders due to his 50% ownership of Xeitel.

(4) The control person for this entity is Melvin Antanio Plicet.

(5) The control person for this entity is Cristina Venus Sasso de Hoos.

(6) Includes 222,228 shares of Company common stock owned by Smed Capital Corp., an entity for which Mr. Andresen is the control person

Other than the shareholders listed above, we know of no other person or entity that is the beneficial owner of more than five percent (5%) of our common stock.

Item 5. Directors and Officers. See Item 10 of the 10-K.

Item 6. Executive Compensation. See Item 10 of the 10-K.

Item 7. Certain Relationships and Related Transactions, and Director Independence. See Item 13 of the 10-K.

Item 8. Legal Proceedings. None.

Item 9. Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters.

Our Common Stock is listed to trade in the over-the-counter securities market through the Financial Industry Regulatory Authority ("FINRA") Automated Quotation Bulletin Board System, under the symbol “SCGC”. We have been eligible to participate in the OTC Bulletin Board since September 24, 2009 and previously traded under the symbol “UVTC” without any trading or volume.

The following table sets forth the quarterly high and low bid prices for our Common Stock during the last two fiscal years, as reported by a Quarterly Trade and Quote Summary Report of the OTC Bulletin Board. The quotations reflect inter-dealer prices, without retail mark-up, markdown or commission, and may not necessarily represent actual transactions.

	Bid Prices ($)
2011 Fiscal Year	High	Low

November 30, 2010	0.20	0.10
February 28, 2011	1.05	0.07
May 31, 2011	1.25	0.20
August 31, 2011	0.30	0.15

2012 Fiscal Year

November 30, 2011	0.15	0.08
February 22, 2012	0.10	0.10
May 31, 2012	0.10	0.10
August 31, 2012	0.10	0.10

2013 Fiscal Year

November 30, 2012	0.15	0.12
February 28, 2013	0.10	0.08
May 31, 2013	0.10	0.08

On July 19, 2013, the closing price for the common stock on the OTCBB was $0.105 per share.

Holders

As of July 19, 2013, we had 75 holders of record our common stock.

Dividend Policy

The payment by us of dividends, if any, in the future rests within the discretion of our Board of Directors and will depend, among other things, upon our earnings, capital requirements and financial condition, as well as other relevant factors.   We do not intend to pay any cash dividends in the foreseeable future, but intend to retain all earnings, if any, for use in our business.

Equity Compensation Plan Information

None.

Item 10. Recent Sales of Unregistered Securities. See Item 1 above, and Item 5 of the 10-K, as well as Item 2 of the 10-Q’s.

Item 11. Description of Registrant’s Securities to be Registered. See Item 1 of the Company’s registration statement on Form 8a dated November 6, 2007.

Item 12. Indemnification of Directors and Officers. See Part II of the Company’s registration statement on Form SB-2 dated October 22, 2007.

Item 13. Financial Statements and Supplementary Data. See Item 8 of the 10-K and Item 1 of the 10-Q’s.

Item 14. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure. None.

Item 3.02. Unregistered Sales of Equity Securities

As stated above in Item 1.01, the Company shall issue an aggregate of 2,500,000 shares of Company common stock to Mr. Bateman as the purchase price for the Assignment. The securities are issued exempt from registration under the Securities Act of 1933 pursuant to Regulation S for an offshore transaction with a non-US person.

On July 19, 2013, the Company issued 1,180,000 shares of common stock to six investors as conversion shares as payment for an aggregate of $59,000 owing pursuant to the Convertible Promissory Note issued to Lindsay Capital Corp. dated February 19, 2013 which is now paid in full.  The securities are issued exempt from registration under the Securities Act of 1933 pursuant to Regulation S for an offshore transaction with a non-US person.  Pursuant to the subscription agreements for the conversion shares, such shares carry standard and demand registration rights.

Item 5.06. Change in Shell Company Status

Prior to entering into the Assignment, the Company was a “shell company” as defined by Rule 12b2 under the Securities Exchange Ac of 1934.  The Assignment has caused the Company to cease being a “shell company”.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

10           Assignment of Working Interest

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sara Creek Gold Corp.

Dated:	July 22, 2013

By:	/s/ Kristian Andresen
Kristian Andresen
Chief Executive Officer